UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MAY 31, 2007

Western Asset Managed Municipals Fund Inc.

(MMU)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Managed Municipals Fund Inc.

Annual Report  •  May 31, 2007

What’s

Inside

Fund Objective

The Fund objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of principal.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period ended May 31, 2007. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was a tepid 0.6%. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply, as economic data weakened and the U.S. stock market experienced its largest one-day decline in more than five years. Yields then moved gradually higher during the remainder of the period due, in part, to the belief that the Fed would not cut interest rates in the foreseeable future. Overall, during the 12 months ended May 31, 2007,

Western Asset Managed Municipals Fund Inc.         I

two-year Treasury yields moved from 5.04% to 4.92%. Over the same period, 10-year Treasury yields fell from 5.12% to 4.90%.

Looking at the municipal bond market, it lagged its taxable bond counterparts over the 12 months ended May 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 4.84% and 6.66%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments. Effective June 1, 2007, the Fund may use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk-management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives. Shareholders and potential investors should consider that derivatives are financial instruments the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance.

Prior to October 9, 2006, this Fund operated under the name Managed Municipals Portfolio Inc.

II         Western Asset Managed Municipals Fund Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 11, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Managed Municipals Fund Inc.         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including continued monetary tightening by the Federal Reserve Board (“Fed”)i, and signs of solid economic growth leading to increased inflationary pressures. However, as the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the U.S. stock market abruptly fell in February 2007, helped both short- and long- term yields to modestly decline during the 12 months ended May 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and future Fed monetary policy.

The municipal bond market generated positive results during the fiscal year, amid continued robust new supply. In 2006, municipal bond new issue volume reached $383 billion and marked the second largest year ever in public finance history. Year-to-date through May 31, 2007, total tax-exempt underwritings reached $173 billion, which was 30% higher than the first five months of 2006.ii We believe this abundance of new issuance was due, in part, to an increase in refunded debtiii, as municipalities took advantage of relatively low interest rates. This new supply was largely met by solid demand from individual and institutional investors.

Performance Review

For the 12 months ended May 31, 2007, Western Asset Managed Municipals Fund Inc. returned 5.71% based on its net asset value (“NAV”)iv and 8.81% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexv, returned 4.84% and its Lipper General Municipal Debt Funds—Leveraged Closed-End Funds Category Averagevi increased 5.92% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.546 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2007. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         1

Performance Snapshot as of May 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$12.04 (NAV)	5.71%

$11.18 (Market Price)	8.81%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s dividend reinvestment plan.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s durationvii. As such, the Fund’s duration was decreased as rates fell and increased as rates rose. This was beneficial for performance over the period. Also enhancing the Fund’s performance was its large overweight to pre-refunded issues. These securities, in particular, are more seasoned issues, and have higher book yields. Elsewhere, we benefited from the opportunistic use of Treasury futures as a tool to hedge the Fund’s duration.

What were the leading detractors from performance?

A. Our underweight to the non-investment grade sector, most notably airlines, detracted from results, as these securities outperformed their investment grade counterparts. An underweight to certain tobacco holdings also hurt the Fund’s relative results. Elsewhere, an underweight to the long end of the market, most notably the 22+ year sector, detracted from performance as these issues outperformed their shorter-term counterparts.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

2         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Source: The Bond Buyer, 6/07.

iii

A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

iv

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         3

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined 98% of NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 36.

To find more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1 (877) 366-6441.

4         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         5

Schedule of Investments (May 31, 2007)

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 99.4%
Alabama — 3.4%
$24,510,000	AAA	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Series A, FGIC-Insured, Call 2/1/09 @ 101, 5.375% due 2/1/36 (a)	$25,364,664

Arizona — 2.0%
		Arizona State University, COP, Project 2002, MBIA-Insured, Call 7/1/12 @ 100:
1,500,000	AAA	5.100% due 7/1/24 (a)	1,585,605
1,000,000	AAA	5.125% due 7/1/26 (a)	1,058,210
3,705,000	AAA	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, Series 1, MBIA-Insured, 5.000% due 8/1/19	3,948,456
4,000,000	AAA	Mesa, AZ, IDA, Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (a)	4,211,440
		Phoenix, AZ:
3,000,000	AAA	Civic Improvement Corp. Airport Revenue, Senior Lien, Series B, FGIC-Insured, 5.250% due 7/1/22 (b)	3,125,760
1,000,000	AAA	GO, Series B, 5.000% due 7/1/27	1,052,500

		Total Arizona	14,981,971

California — 10.0%
7,040,000	Ba1(c)	California EFA, Revenue, Pooled College & University Project, Series A, 5.625% due 7/1/23	7,159,257
		California Health Facilities Finance Authority Revenue:
6,000,000	NR	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101, 6.250% due 12/1/34 (a)	6,416,820
1,000,000	AA-	Sutter Health, Series A, 6.250% due 8/15/35	1,080,280
3,600,000	AA-	California Housing Finance Agency Revenue, Home Mortgage, Series E, 4.700% due 8/1/24 (b)	3,549,744
5,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25 (d)	5,523,000
5,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	5,280,800
7,375,000	AAA	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC-Insured, 5.000% due 10/1/29	7,649,424
6,000,000	AAA	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, Series 2003-A-1, Call 6/1/13 @ 100, 6.750% due 6/1/39 (a)	6,905,460
7,000,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, Call 11/1/10 @ 100, 5.250% due 11/1/33 (a)	7,339,360
4,855,000	AAA	Pomona, CA, Public Financing Authority Revenue, Water Facilities Project, Series AY, AMBAC-Insured, 5.000% due 5/1/37	5,082,699
3,340,000	AAA	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA-Insured, 5.125% due 9/1/30	3,448,116

See Notes to Financial Statements.

6         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

California — 10.0% (continued)
$1,145,000	AAA	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, MBIA-Insured, 5.375% due 2/1/19	$1,169,297
5,000,000	AAA	San Diego, CA, USD GO, Series E, FSA-Insured, 5.000% due 7/1/28	5,291,900
3,000,000	AAA	San Jose, CA, Airport Revenue, Series D, MBIA-Insured, 5.000% due 3/1/28	3,119,760
3,000,000	AAA	San Mateo County Community College District, COP, MBIA-Insured, Call 10/1/14 @ 100, 5.000% due 10/1/25 (a)	3,224,100
2,500,000	AAA	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA-Insured, 5.000% due 6/1/23	2,604,925

		Total California	74,844,942

Colorado — 7.6%
1,000,000	NR	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.400% due 11/1/19 (a)	1,036,650
4,000,000	AAA	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC-Insured, Call 3/1/11@ 100, 5.375% due 3/1/23 (a)	4,213,175
		Colorado Health Facilities Authority Revenue:
5,000,000	A+	Refunding Adventist Health, Sunbelt, Series D, 5.250% due 11/15/35 (e)	5,196,050
4,000,000	AAA	Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (d)	4,185,240
		Denver, CO:
		City & County Airport Revenue, Series C:
10,945,000	A	6.125% due 11/15/25 (b)(d)	13,205,909
13,630,000	A	Unrefunded Balance, 6.125% due 11/15/25 (b)	13,736,178
2,000,000	AAA	City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	2,126,300
1,700,000	AAA	El Paso County, CO, COP, Detention Facility Project, Series B, AMBAC-Insured, 5.000% due 12/1/23	1,766,045
		Garfield County, CO, GO, School District Number 2, FSA-Insured, State Aid Withholding:
2,300,000	Aaa(c)	5.000% due 12/1/23	2,389,355
1,000,000	Aaa(c)	5.000% due 12/1/25	1,037,860
7,320,000	AAA	University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC-Insured, Call 6/1/13 @100, 5.000% due 6/1/28 (a)	7,754,369

		Total Colorado	56,647,131

Connecticut — 1.0%
		Connecticut State, GO, Series B, Call 6/15/12 @ 100:
4,490,000	AA	5.500% due 6/15/21 (a)	4,821,407
1,600,000	AA	5.000% due 6/15/22 (a)	1,683,360
970,000	AAA	Connecticut State HEFA Revenue, Child Care Facilities Project, Series C, AMBAC-Insured, 5.625% due 7/1/29	1,019,082

		Total Connecticut	7,523,849

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         7

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Delaware — 1.4%
$10,000,000	AAA	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, Series B, AMBAC-Insured, 5.200% due 2/1/19	$10,517,600

Florida — 3.0%
		Florida State Board of Education, Capital Outlay, GO, Public Education:
5,000,000	AAA	Refunding, Series B, FSA-Insured, 5.000% due 6/1/24	5,178,350
3,000,000	AAA	Series A, Call 6/1/10 @ 101, 5.125% due 6/1/21 (a)	3,135,510
1,465,000	AAA	Florida State Department of Transportation, GO, Right of Way Project, FGIC-Insured, 5.000% due 7/1/25	1,520,040
6,500,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (b)	6,521,450
1,290,000	AAA	Miami Beach, FL, Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30	1,352,243
2,000,000	Aaa(c)	Orange County, FL, School Board, COP, Series A, MBIA-Insured, Call 8/1/09 @ 101, 5.250% due 8/1/23 (a)	2,079,920
2,500,000	Aaa(c)	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC-Insured, 5.000% due 7/1/20	2,573,700

		Total Florida	22,361,213

Georgia — 2.2%
6,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	6,279,600
2,335,000	AAA	Georgia State, HFA Revenue, Single Family, Series C, Subordinated Series C-2, 4.550% due 12/1/31 (b)	2,241,693
		Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	Baa2(c)	Call 10/1/11 @ 102, 5.750% due 10/1/21 (a)	2,376,658
		Refunding, Series A:
2,000,000	Baa2(c)	5.250% due 10/1/25	2,042,640
1,000,000	Baa2(c)	5.375% due 10/1/29	1,023,150
2,000,000	NR	Savannah, GA, EDA, Revenue, College of Arts & Design, Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (a)	2,166,540

		Total Georgia	16,130,281

Hawaii — 0.6%
4,000,000	AAA	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14 (d)	4,114,360

Illinois — 4.0%
		Chicago, IL:
4,095,000	AAA	Refunding GO, Series D, FGIC-Insured, 5.500% due 1/1/35	4,269,324
7,400,000	AAA	Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (a)	7,875,894
8,000,000	A	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/29 (a)	8,528,080
5,000,000	AAA	Illinois State, GO, First Series, MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (a)	5,255,500

See Notes to Financial Statements.

8         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Illinois — 4.0% (continued)
$4,000,000	AAA	Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Priority, Series A-1, FSA-Insured, 5.000% due 1/1/22	$4,223,760

		Total Illinois	30,152,558

Indiana — 0.4%
3,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,165,060

Iowa — 0.9%
		Iowa Finance Authority Single Family Mortgage Revenue, Series I, GNMA/FNMA-Insured:
2,500,000	AAA	4.900% due 7/1/31 (b)	2,492,900
4,275,000	AAA	4.950% due 7/1/37 (b)	4,256,917

		Total Iowa	6,749,817

Kansas — 1.4%
5,000,000	AA	Johnson County, KS, GO, USD Number 229, Refunding, Series B, 5.000% due 10/1/18	5,314,300
1,250,000	AAA	Scott County, KS, GO, Refunding, USD Number 446, FGIC-Insured, Call 9/1/12 @ 100, 5.000% due 9/1/22 (a)	1,317,537
3,000,000	AAA	Wyandotte County, Kansas City, KS, Unified Government Utilities Systems Revenue, Refunding, Series 2004, AMBAC-Insured, 5.650% due 9/1/17	3,401,550

		Total Kansas	10,033,387

Maine — 0.2%
1,770,000	AA+	Maine State Housing Authority Mortgage Revenue, Series C, 5.300% due 11/15/23	1,803,577

Maryland — 1.8%
		Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, Series A, FGIC-Insured:
2,500,000	AAA	5.125% due 7/1/32	2,612,700
3,385,000	AAA	5.200% due 7/1/32	3,564,946
3,075,000	AA-	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26	3,177,490
3,710,000	AAA	Maryland State Transportation Authority, Grant & Revenue Anticipation, Refunding, 5.000% due 3/1/18	3,991,107

		Total Maryland	13,346,243

Massachusetts — 4.3%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
2,430,000	AAA	5.500% due 7/1/30 (a)	2,548,657
570,000	AAA	Refunded Balance, 5.500% due 7/1/30 (a)	597,833
1,125,000	Aaa(c)	Massachusetts DFA Revenue, Merrimack College Issue, MBIA-Insured, 5.200% due 7/1/32	1,185,334
1,850,000	AAA	Massachusetts HEFA Revenue, University of Massachusetts Issue, Series C, FGIC-Insured, 5.125% due 10/1/27	1,934,342

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         9

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Massachusetts — 4.3% (continued)
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
$10,950,000	AA	5.250% due 11/1/30 (a)	$11,652,880
6,050,000	AA	Refunded Balance, 5.250% due 11/1/30 (a)	6,438,349
5,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (a)	5,254,100
2,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Refunding, Senior Series 2004-1, AMBAC-Insured, Call 11/1/14 @ 100, 5.250% due 11/1/25 (a)	2,170,800

		Total Massachusetts	31,782,295

Michigan — 2.9%
5,000,000	AA-	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/30 (a)	5,244,400
		Michigan State, COP, AMBAC-Insured, Call 6/1/10 @ 100:
2,345,000	AAA	5.500% due 6/1/19 (a)	2,454,605
6,000,000	AAA	5.500% due 6/1/27 (a)	6,280,440
		Michigan State Hospital Finance Authority Revenue, Refunding:
5,000,000	A+	Sparrow Hospital Obligated, 5.000% due 11/15/36	5,060,750
2,500,000	AA-	Trinity Health Credit, Series C, 5.375% due 12/1/23	2,647,675

		Total Michigan	21,687,870

Minnesota — 2.8%
5,000,000	AA	City of Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, 5.000% due 11/15/36	5,112,050
1,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,552,620
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
2,000,000	AAA	Series A, FGIC-Insured, Call 1/1/09 @ 101, 5.125% due 1/1/25 (a)	2,061,340
4,000,000	AAA	Subordinated Series C, FGIC-Insured, Call 1/1/11 @ 100, 5.250% due 1/1/26 (a)	4,189,200
7,000,000	A-	Minneapolis, MN, Healthcare System Revenue, Allina Health System, Series A, 6.000% due 11/15/23	7,579,040
365,000	AA+	Minnesota State Housing Financing Agency, Single-Family Mortgage, Series I, 5.500% due 1/1/17	370,698

		Total Minnesota	20,864,948

Mississippi — 1.0%
4,000,000	AAA	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, Series A, AMBAC-Insured, 5.625% due 7/1/31	4,254,560
3,000,000	A	Mississippi Hospital Equipment & Facilities Authority Revenue, Mississippi Baptist Health System Inc., Series A, 5.000% due 8/15/26	3,057,420

		Total Mississippi	7,311,980

See Notes to Financial Statements.

10         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Missouri — 3.4%
$1,500,000	AAA	Greene County, MO, Reorganized School District Number 8, GO, Missouri State Aid Direct Deposit Program, FSA-Insured, 5.100% due 3/1/22	$1,573,140
21,000,000	Aaa(c)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, Series B, 5.000% due 1/1/24	21,978,810
2,000,000	AAA	St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, Call 7/1/11 @ 100, 5.125% due 7/1/22 (a)	2,095,980

		Total Missouri	25,647,930

Montana — 1.3%
9,910,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (b)	9,923,973

Nebraska — 0.4%
3,000,000	AAA	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC-Insured, 5.000% due 1/1/25	3,156,060

New Jersey — 3.2%
1,000,000	AA-	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (a)	1,057,470
		New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	AAA	Englewood Hospital, FHA/MBIA-Insured, 5.000% due 8/1/23	4,013,531
8,000,000	A-	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,415,200
3,125,000	BBB	New Jersey State, EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,200,187
2,395,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30 (a)	2,521,600
1,350,000	A	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,381,563
3,285,000	AAA	Tobacco Settlement Financing Corp., NJ, Asset-Backed Bonds, 5.750% due 6/1/32	3,483,710

		Total New Jersey	24,073,261

New Mexico — 0.1%
575,000	AAA	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, Series D-3, 5.625% due 9/1/28	580,411

New York — 6.9%
		Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102:
2,000,000	AAA	5.500% due 8/1/19 (a)	2,111,220
3,000,000	AAA	5.750% due 8/1/29 (a)	3,182,220
5,100,000	AAA	New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, Series A, FGIC-Insured, 5.000% due 7/1/25	5,344,698

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         11

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

New York — 6.9% (continued)
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D:
$6,000,000	AA+	5.250% due 6/15/25	$6,313,800
24,320,000	AA+	5.000% due 6/15/38	25,280,883
		New York State Dormitory Authority Revenue:
5,000,000	AAA	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (a)	5,286,500
1,000,000	AAA	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,058,620
3,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Transportation Fund, Series B-1, FGIC-Insured, Call 4/1/10 @ 101, 5.400% due 4/1/17 (a)	3,158,250

		Total New York	51,736,191

North Carolina — 0.8%
1,750,000	AA+	Charlotte, NC, COP, Governmental Facilities Projects, Series G, 5.000% due 6/1/28	1,808,467
1,615,000	AAA	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC-Insured, 5.250% due 6/1/24	1,711,755
		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, Series A, AMBAC-Insured:
1,000,000	AAA	5.000% due 6/1/23	1,040,890
1,250,000	AAA	5.000% due 6/1/33	1,299,113

		Total North Carolina	5,860,225

Ohio — 9.7%
		Bexley, OH, City School District, GO:
3,850,000	Aa2(c)	Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	4,015,203
650,000	Aa2(c)	Unrefunded Balance, Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	677,892
2,000,000	AAA	Canton, OH, City School District, GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (a)	2,110,100
1,300,000	AA+	Cincinnati, OH, Water Systems Revenue, Call 6/1/11 @ 100, 5.125% due 12/1/21 (a)	1,361,230
3,000,000	AAA	Cuyahoga County, OH, Hospital Revenue, University Hospitals Health System Inc., AMBAC-Insured, Call 7/15/09 @ 101, 5.500% due 1/15/30 (a)	3,135,090
1,000,000	Aaa(c)	Garfield Heights, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/15/22	1,042,930
		Hamilton County, OH:
2,000,000	AAA	Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series J, FGIC-Insured, 5.250% due 5/15/23	2,115,440
		Sales Tax Revenue, Subordinated Series B, AMBAC-Insured:
5,075,000	Aaa(c)	5.250% due 12/1/32	5,261,252
19,925,000	Aaa(c)	Call 12/1/10 @ 100, 5.250% due 12/1/32 (a)	20,860,678

See Notes to Financial Statements.

12         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 9.7% (continued)
$7,500,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	$7,817,850
5,990,000	AAA	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured, 5.375% due 11/15/29	6,197,374
3,025,000	Aaa(c)	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA-Insured, 5.125% due 12/1/19	3,158,947
1,805,000	AAA	Ohio State Revenue, Revitalization Project, Series A, AMBAC-Insured, 5.000% due 4/1/21	1,910,430
1,375,000	AAA	Ohio State, Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	1,462,753
2,500,000	AAA	Portage County, OH, GO, MBIA-Insured, Call 12/1/07 @ 102, 5.250% due 12/1/17 (a)	2,568,675
1,500,000	A3(c)	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20	1,611,630
		Summit County, OH, GO, FGIC-Insured:
1,000,000	AAA	5.000% due 12/1/21	1,047,340
500,000	AAA	5.000% due 12/1/22	521,935
1,500,000	Aaa(c)	Trumbull County, OH, GO, MBIA-Insured, 5.200% due 12/1/20	1,594,575
2,000,000	AAA	University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured, Call 6/1/11 @ 101, 5.250% due 6/1/24 (a)	2,122,080
1,500,000	AAA	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC-Insured, Call 12/1/10 @ 101, 5.625% due 12/1/20 (a)	1,601,805

		Total Ohio	72,195,209

Oregon — 2.8%
3,210,000	AA-	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,425,423
4,895,000	AAA	Oregon State Department of Transportation, Highway User Tax Revenue, Series A, Call 11/15/12 @ 100, 5.125% due 11/15/23 (a)	5,144,791
4,880,000	AA-	Oregon State Veterans Welfare, GO, Series 82, 5.500% due 12/1/42 (f)	4,953,493
7,000,000	A+	Salem, OR, Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.000% due 8/15/36	7,123,410

		Total Oregon	20,647,117

Pennsylvania — 6.4%
8,000,000	AAA	Pennsylvania State, Turnpike Commission Revenue, Series A, AMBAC-Insured, 5.000% due 12/1/25	8,426,000
3,000,000	BBB+	Pennsylvania State Higher EFA Revenue, Widener University, 5.000% due 7/15/20	3,064,740
9,645,000	AAA	Philadelphia, PA, Gas Works Revenue, 7th Series-1998 General Ordinance, AMBAC- Insured, 5.000% due 10/1/19	10,268,742
		State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA-Insured, State Aid Withholding, Call 6/1/13 @ 100:
18,745,000	AAA	5.250% due 6/1/26 (a)	20,105,512
5,540,000	AAA	5.250% due 6/1/27 (a)	5,942,093

		Total Pennsylvania	47,807,087

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         13

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

South Carolina — 5.1%
		Berkeley County, SC:
$10,000,000	BBB+	PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	$10,338,300
2,025,000	AAA	Water & Sewer Revenue, Series A, FSA-Insured, 5.000% due 6/1/23	2,118,575
15,000,000	AA-	Greenville County, SC, School District Installment Purchase, Refunding, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101, 5.500% due 12/1/28 (a)	16,320,150
		South Carolina Transportation Infrastructure Bank Revenue:
3,000,000	Aaa(c)	Refunding, Series A, AMBAC-Insured, 5.000% due 10/1/23	3,145,440
		Series A:
2,505,000	Aaa(c)	AMBAC-Insured, Call 10/1/11 @ 100, 5.125% due 10/1/31 (a)	2,633,983
3,000,000	AAA	MBIA-Insured, Call 10/1/09 @ 101, 5.500% due 10/1/30 (a)	3,145,110

		Total South Carolina	37,701,558

Tennessee — 1.5%
1,090,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,113,882
6,420,000	AAA	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, Series A, AMBAC-Insured, Call 11/1/12 @ 100, 5.125% due 11/1/21 (a)	6,815,793
3,000,000	AA+	Tennessee State, GO, Series A, Call 3/1/10 @ 100, 5.250% due 3/1/17 (a)	3,110,370

		Total Tennessee	11,040,045

Texas — 2.1%
12,000,000	CCC+	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (b)	12,414,840
1,000,000	AAA	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (d)	1,176,310
2,335,000	Aaa(c)	Pasadena, TX, ISD, GO, School Building, PSF-GTD-Insured, 4.750% due 2/15/24	2,396,924

		Total Texas	15,988,074

Virginia — 3.4%
3,000,000	BBB	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,006,630
3,000,000	BBB	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Series A, Remarketed 11/8/02, 5.875% due 6/1/17	3,190,830
1,500,000	AAA	Fairfax County, VA, Water Authority Water Revenue, Call 4/1/14 @ 100, 5.000% due 4/1/26 (a)	1,596,990
10,000,000	AAA	Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub-Series H-1, MBIA-Insured, 5.350% due 7/1/31	10,342,000
7,000,000	BBB	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	7,075,740

		Total Virginia	25,212,190

Washington — 0.4%
3,000,000	AAA	State of Washington, GO, Series R-2006A, AMBAC-Insured, 5.000% due 7/1/20	3,166,980

See Notes to Financial Statements.

14         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

West Virginia — 0.7%
		West Virginia State Housing Development Fund, Housing Finance Revenue:
$3,845,000	AAA	Series B, 5.300% due 5/1/24	$3,946,969
1,420,000	AAA	Series C, 5.350% due 11/1/27	1,460,172

		Total West Virginia	5,407,141

Wisconsin — 0.3%
		Wisconsin State HEFA Revenue:
1,100,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,133,748
1,250,000	AAA	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16	1,272,775

		Total Wisconsin	2,406,523

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $703,955,801)	741,933,721

SHORT-TERM INVESTMENTS — 0.6%
Florida — 0.1%
600,000	VMIG1(c)	Sarasota County Public Hospital Board Revenue, Sarasota Memorial Hospital, Series A, AMBAC-Insured, 3.950%, 6/1/07 (g)	600,000

Massachusetts — 0.1%
1,400,000	A-1+	Massachusetts State HEFA Revenue, Refunding, Harvard University Project, Series R, 3.780%, 6/1/07 (g)	1,400,000

Missouri — 0.1%
600,000	A-1+	Missouri State HEFA, Revenue, Washington University, Series A, SPA-Dexia Credit Local, 3.880%, 6/1/07 (g)	600,000

New York — 0.0%
100,000	A-1	New York City, NY, GO, Series H, Subordinated Series H-2, MBIA-Insured, SPA-Wachovia Bank, 3.890%, 6/1/07 (g)	100,000

Pennsylvania — 0.1%
400,000	A-1+	Pennsylvania State Higher EFA, Carnegie Mellon University, Series B, SPA-Morgan Guaranty Trust, 3.870%, 6/1/07 (g)	400,000

Texas — 0.1%
1,000,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems, Series A, 3.860%, 6/1/07 (g)	1,000,000

Utah — 0.1%
400,000	A-1+	Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series D, 3.890%, 6/1/07 (g)	400,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,500,000)	4,500,000

		TOTAL INVESTMENTS — 100.0% (Cost — $708,455,801#)	$746,433,721

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         15

Schedule of Investments (May 31, 2007) (continued)

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Rating by Moody’s Investors Service. All ratings are unaudited.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2007.

(f)	All or a portion of this security is segregated for extended settlements.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $708,067,378.

See pages 17 and 18 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HAD	— Housing Development Agency
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement
USD	— Unified School District

Summary of Investments by Industry*

Pre-Refunded	38.0%
Hospitals	10.4
Water & Sewer	9.3
Transportation	7.2
General Obligation	6.7
Housing: Single-Family	5.6
Utilities	5.1
Escrowed to Maturity	3.8
Pollution Control	3.2
Education	3.2
Tax Allocation	2.5
Cogeneration Facilities	2.2
Tobacco	0.7
Public Facilities	0.7
Government Facilities	0.2
Housing: Multi-Family	0.2
Miscellaneous	1.0

100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2007 and are subject to change.

See Notes to Financial Statements.

16         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s and Moody’s.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         17

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

18         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (May 31, 2007)

ASSETS:
Investments, at value (Cost — $708,455,801)	$746,433,721
Interest receivable	12,168,158
Receivable for securities sold	415,000
Prepaid expenses	24,088

Total Assets	759,040,967

LIABILITIES:
Payable for securities purchased	4,006,577
Investment management fee payable	353,595
Distributions payable to Auction Rate Cumulative Preferred Stockholders	80,212
Due to custodian	5,373
Distributions payable	412
Accrued expenses	123,727

Total Liabilities	4,569,896

Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each series) (Note 4)	250,000,000

Total Net Assets	$504,471,071

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	311,085
Accumulated net realized loss on investments and futures contracts	(43,640,830)
Net unrealized appreciation on investments	37,977,920

Total Net Assets	$504,471,071

Shares Outstanding	41,915,511

Net Asset Value	$12.04

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         19

Statement of Operations (For the year ended May 31, 2007)

INVESTMENT INCOME:
Interest	$37,771,323

EXPENSES:
Investment management fee (Note 2)	4,164,023
Auction participation fees (Note 4)	627,394
Directors’ fees (Note 2)	279,196
Legal fees	120,083
Shareholder reports	92,190
Audit and tax	52,699
Stock exchange listing fees	40,520
Auction agent fees	40,000
Transfer agent fees	27,200
Insurance	16,419
Rating agency fees	12,737
Custody fees	11,544
Miscellaneous expenses	13,131

Total Expenses	5,497,136
Less: Fee waivers and/or expense reimbursement (Note 2)	(95,677)

Net Expenses	5,401,459

Net Investment Income	32,369,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	694,361
Futures contracts	2,904,564

Net Realized Gain	3,598,925

Change in Net Unrealized Appreciation/Depreciation From:
Investments	393,696
Futures contracts	(1,169,648)

Change in Net Unrealized Appreciation/Depreciation	(775,952)

Net Gain on Investments and Futures Contracts	2,822,973

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(9,091,618)

Increase in Net Assets From Operations	$26,101,219

See Notes to Financial Statements.

20         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended May 31,)

	2007	2006
OPERATIONS:
Net investment income	$32,369,864	$31,350,835
Net realized gain	3,598,925	20,353,600
Change in net unrealized depreciation	(775,952)	(11,692,416)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(9,091,618)	(7,184,548)

Increase in Net Assets From Operations	26,101,219	32,827,471

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,885,869)	(23,137,362)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(22,885,869)	(23,137,362)

Increase in Net Assets	3,215,350	9,690,109
NET ASSETS:
Beginning of year	501,255,721	491,565,612

End of year*	$504,471,071	$501,255,721

* Includes undistributed (overdistributed) net investment income of:	$311,085	$(16,770)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         21

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Year	$11.96		$11.73	$11.73		$11.82	$11.69

Income (Loss) From Operations:
Net investment income	0.77		0.75	0.72		0.74	0.76
Net realized and unrealized gain (loss)	0.08		0.20	0.03		(0.07)	0.10
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.22)		(0.17)	(0.10)		(0.06)	(0.07)

Total Income From Operations	0.63		0.78	0.65		0.61	0.79

Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	—		—	(0.00	)(1)

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.55)		(0.55)	(0.65)		(0.70)	(0.66)

Net Asset Value, End of Year	$12.04		$11.96	$11.73		$11.73	$11.82

Market Price, End of Year	$11.18		$10.79	$10.72		$10.93	$10.99

Total Return, Based on NAV(2)(3)	5.71%		7.29%	6.11	%(4)	5.63%	7.55%

Total Return, Based on Market Price(3)	8.81%		5.91%	4.07%		5.86%	10.60%

Net Assets, End of Year (000s)	$504,471		$501,256	$491,566		$491,756	$494,777

Ratios to Average Net Assets Based on Common Shares Outstanding(5):
Gross expenses	1.08	%(6)	1.14%	1.28%		1.37%	1.51%
Net expenses	1.07	(6)(7)	1.14 (7)	1.28		1.37	1.51
Net investment income	6.38		6.36	6.12		6.17	6.40

Portfolio Turnover Rate	23%		11%	7%		34%	28%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$250,000		$250,000	$250,000		$250,000	$250,000
Asset Coverage Per Share	75,447		75,126	74,157		74,250	74,478
Involuntary Liquidating Preference Per Share(8)	25,000		25,000	25,000		25,000	25,000
Average Market Value Per Share(8)	25,000		25,000	25,000		25,000	25,000

(1)	Amount represents less than $0.01 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.

(5)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excludes accumulated undeclared dividends.

See Notes to Financial Statements.

22         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Western Asset Managed Municipals Fund Inc. (formerly known as Managed Municipals Portfolio Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek as high a level of current income exempt from federal tax as is consistent with the presentation of capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         23

Notes to Financial Statements (continued)

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock issue, and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(64,522)	$64,522

(a)	Reclassifications are primarily due to differences between the book and tax accretion methods for market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), served as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For purposes of calculating these fees, the liquidating value of any preferred stock of the Fund was not deducted in determining the Fund’s average daily net assets. The investment management fee was calculated daily and paid monthly.

24         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended May 31, 2007 the Fund was reimbursed expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$194,339,209

Sales	173,617,547

At May 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,325,657
Gross unrealized depreciation	(959,314)

Net unrealized appreciation	$38,366,343

4.	Auction Rate Cumulative Preferred Stock

As of May 31, 2007, the Fund had 2,000 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”) of Series M, Series T, Series W, Series Th and Series F, respectively. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 3.280% to 4.010% during the year ended May 31, 2007. At May 31, 2007, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	3.850%	3.830%	3.850%	3.830%	3.850%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         25

Notes to Financial Statements (continued)

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2007, the Fund incurred auction participation fees of $627,394 for CGM’s services as the participating broker/dealer.

5.	Distributions Subsequent to May 31, 2007

On May 18, 2007, the Board of Directors of the Fund declared a distribution in the amount of $0.045 per share payable on June 29, 2007, July 27, 2007 and August 31, 2007 to shareholders of record on June 22, 2007, July 20, 2007 and August 24, 2007, respectively.

6.	Income Tax Information and Distributions to Shareholders.

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2007	2006
Distributions Paid From:
Tax-Exempt Income	$31,977,487	$30,321,910

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$311,085

Capital loss carryforward*	(44,029,253)
Unrealized appreciation/(depreciation)(a)	38,366,343

Total accumulated earnings/(losses) — net	$(5,351,825)

*	During the taxable year ended May 31, 2007, the Fund utilized $2,429,382 of its capital loss carryover available from prior years. As of May 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2008	$(7,927,688)
5/31/2011	(10,369,607)
5/31/2013	(25,731,958)

$(44,029,253)

These amounts will be available to offset any future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the differences between the book & tax accretion methods for market discount on fixed income securities.

26         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         27

Notes to Financial Statements (continued)

9.	Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

28         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Managed Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund Inc. (formerly Managed Municipals Portfolio Inc.) as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund Inc. as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 27, 2007

Western Asset Managed Municipals Fund Inc. 2007 Annual Report         29

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2006
6/21/05	6/24/05	10.63	11.69	0.046	10.74
7/26/05	7/29/05	10.77	11.75	0.046	10.88
8/23/05	8/26/05	10.74	11.76	0.046	10.87
9/27/05	9/30/05	10.60	11.71	0.046	10.78
10/25/05	10/28/05	10.66	11.69	0.046	10.75
11/21/05	11/25/05	10.46	11.65	0.046	10.65
12/27/05	12/30/05	10.44	11.65	0.046	10.59
1/24/06	1/27/06	10.76	11.72	0.046	10.88
2/21/06	2/24/06	10.76	11.78	0.046	10.84
3/28/06	3/31/06	10.86	11.86	0.046	10.97
4/25/06	4/28/06	10.95	11.89	0.046	11.00
5/23/06	5/26/06	10.67	11.93	0.046	10.78
Fiscal Year 2007
6/27/06	6/30/06	10.54	11.82	0.046	10.63
7/21/06	7/28/06	10.87	11.90	0.046	11.03
8/18/06	8/25/06	11.05	12.05	0.046	11.03
9/22/06	9/29/06	10.99	12.16	0.046	11.09
10/20/06	10/27/06	11.05	12.10	0.046	11.17
11/17/06	11/24/06	10.96	12.16	0.046	11.09
12/22/06	12/29/06	11.10	12.17	0.045	11.23
1/19/07	1/26/07	11.15	12.10	0.045	11.14
2/16/07	2/23/07	11.19	12.15	0.045	11.28
3/23/07	3/30/07	11.26	12.18	0.045	11.33
4/20/07	4/27/07	11.27	12.12	0.045	11.35
5/18/07	4/25/07	11.28	12.07	0.045	11.30

†	As of record date.

30         Western Asset Managed Municipals Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed Municipals Fund Inc. (formerly known as Managed Municipals Portfolio Inc.) (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2006	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2006	Formerly Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2006	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 1995	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Associated Banc-Corp.

Western Asset Managed Municipals Fund Inc.         31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 134 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	151	Trustee, Consulting Group Capital Markets Funds (2002-2006)

32         Western Asset Managed Municipals Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001to 2005)	N/A	N/A

Western Asset Managed Municipals Fund Inc.         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N//A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34         Western Asset Managed Municipals Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Managed Municipals Fund Inc.         35

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that

36         Western Asset Managed Municipals Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Western Asset Managed Municipals Fund Inc.         37

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended May 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

38         Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISER

Western Asset
Management Company

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer &
Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

MMU

This report is transmitted to the shareholders of the Western Asset Managed Municipals Fund Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/InvestorServices

American Stock Transfer & Trust Company

59 Malden Lane

New York, New York 10038

WASX010003 7/07	SR07-371

Western Asset Managed Municipals Fund Inc.

(MMU)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2006 and May 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,750 in 2006 and $38,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the auditor that are reasonably related to the performance of the Registrant’s financial statements were $10,000 in 2006 and $12,000 in 2007. In 2007, the services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock, dated April 7, 2002, for Western Asset Managed Municipals Fund Inc. as of April 30, 2006 and May 31, 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $2,300 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Managed Municipals Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Managed Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed Municipals Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Managed Municipals Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Managed Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Managed Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy

Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials. Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Robert E. Amodeo Western Asset Management (“WAM”) 399 Park Avenue New York, NY 10022 Birth year: 1964	Since 2007	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

Joseph P. Deane Western Asset 399 Park Avenue New York, NY 10022	Since 1993	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

David T. Fare Western Asset 399 Park Avenue New York, NY 10022	Since 2004	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	115 registered investment companies with $107.8 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $107.8 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284 billion in total assets under management*

Robert Amodeo‡	24 registered investment companies with $19 billion in total assets under management	1 Other pooled investment vehicle with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

Joseph P. Deane‡	24 registered investment companies with $19 billion in total assets under management	1 Other pooled investment vehicles with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

David T. Fare‡	24 registered investment companies with $19 billion in total assets under management	1 Other pooled investment vehicles with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

*	Includes 100 accounts managed, totaling $33.9 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $330 million, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Robert Amodeo	None
Joseph P. Deane	None
David T. Fare	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906.CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2007